                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                           October 16, 2008
                           ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibits
---------

99.1 Press release dated October 15, 2008



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On October 15, 2008 Westamerica Bancorporation announced their earnings for the third quarter of 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
October 16, 2008

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-13
                         October 15, 2008

FOR IMMEDIATE RELEASE

October 15, 2008



WESTAMERICA BANCORPORATION REPORTS
FINANCIAL RESULTS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC) earned net income of $39 million for the nine months ended September 30, 2008, representing a 13 percent annualized return on average shareholders' equity. At September 30, 2008, Westamerica maintained a reserve for loan losses equivalent to 2.08 percent of total loans and total regulatory capital of 11.3 percent. Results for the first nine months of 2008 include gains from the sale of VISA common stock and losses recognized due to the decline in value of Federal Home Loan Mortgage Corporation ("FHLMC") and Federal National Mortgage Association ("FNMA") preferred stock.

"The strength of our underlying earnings and the high-quality of our loan portfolio allowed Westamerica to generate a 13 percent return on shareholders' equity for the first nine months of 2008, exceeding average returns in the banking industry, in spite of recognizing a decline in value of FHLMC and FNMA preferred stock. Our net interest margin remained healthy in the third quarter 2008 at 5.19 percent, compared to 5.16 percent in the prior quarter. Our credit quality remained stable with non-performing assets totaling $13 million at September 30, 2008, unchanged from June 30, 2008. We were also successful in reducing operating expenses $1.1 million in the third quarter 2008 compared to the prior quarter," said Chairman, President and CEO David Payne. "Our high-quality loan portfolio, ample loan loss reserve, and healthy capital levels distinguish Westamerica as a safe and sound bank during this troublesome period for our industry," added Payne.

Westamerica generated net income of $39 million, or diluted earnings per share ("EPS") of $1.33 for the nine months ended September 30, 2008. Results for this period include a $5.7 million gain on the sale of VISA common stock resulting from VISA's initial public offering ("IPO"), and $2.3 million in reduced expenses as known litigation contingencies were satisfied as a part of the VISA IPO. EPS was increased $0.16 due to transactions recognized as a result of the VISA IPO. Results for this period also include $34 million in losses, net of tax, recognized as a result of the decline in value of FHLMC and FNMA preferred stock, which reduced EPS by $1.17. At September 30, 2008, the recorded value of FHLMC and FNMA preferred stock was $2.8 million. Also, the Company recorded a $1.0 million reduction in its tax provision primarily due to filing its 2007 tax return and adjusting 2007 tax estimates to actual amounts included in the filed tax return, which increased EPS by $0.03. The adjustment primarily resulted from higher than anticipated tax credits earned on limited partnership investments providing low-income housing and housing for the elderly in our Northern and Central California communities.

Westamerica recorded net income of $44 thousand for the three months ended September 30, 2008. Results for this period include $24 million in losses, net of tax, recognized as a result of the decline in value of FHLMC and FNMA preferred stock, which reduced EPS by $0.81. Also, the Company recorded the $1.0 million reduction in its tax provision primarily due to filing its 2007 tax return, which increased EPS by $0.03.

Net interest income on a fully-taxable equivalent basis ("FTE") totaled $48.7 million in the third quarter 2008, compared to $49.7 million in the second quarter 2008, and $45.6 million in the third quarter 2007. For the nine month periods ended September 30, 2008 and 2007, net interest income (FTE) totaled $146.4 million and $138.5 million, respectively. Net interest income has increased in 2008 compared to 2007 due to a higher net interest margin, partially offset by a smaller base of earnings assets, primarily investment securities. Lower volumes of high-cost funding sources and lower short-term interest rates have reduced the Company's cost of funds from 1.75 percent in the nine months ended September 30, 2007 to 0.98 percent in the nine months ended September 30, 2008. The lower cost of funds has significantly improved the net interest margin (FTE) from 4.37 percent in the nine months ended September 30, 2007 to 5.04 percent in the nine months ended September 30, 2008.

The provision for credit losses was $600 thousand for the third quarter 2008, unchanged from the previous quarter and increased from $75 thousand for the third quarter 2007.

Non-interest income for the first nine months of 2008 declined $56.6 million when compared to the first nine months of 2007 due to: $59.4 million in charges to record the decline in value of FHLMC and FNMA preferred stock, $5.7 million gain on sale of VISA stock recognized in the first quarter 2008, $822 thousand gain from life insurance proceeds recognized in the first quarter of 2007, and $759 thousand lower fees on the issuance of cashiers' checks.

Non-interest expense for the first nine months of 2008 was $74.6 million, compared to $74.2 million for the first nine months of 2007. The $400 thousand increase is primarily due to: $2.3 million reversal of VISA related litigation expense in the first quarter 2008, $1.5 million higher data processing expense, and $894 thousand higher personnel costs. Non-interest expense for the third quarter 2008 was $25.2 million, compared to $26.3 million for the second quarter 2008 and $24.9 million for the third quarter 2007. Third quarter 2008 expenses were reduced from the prior quarter primarily due to lower personnel costs, professional fees, and other expenses.

Non-performing assets as a percentage of total assets were 0.33 percent, 0.31 percent and 0.12 percent at September 30, 2008, June 30, 2008 and September 30, 2007, respectively. Annualized net loan losses as a percentage of total average loans were 0.23 percent and 0.14 percent during the nine months ended September 30, 2008 and 2007, respectively.

Shareholders' equity was $399 million at September 30, 2008 compared to $410 million at June 30, 2008. At September 30, 2008, total regulatory capital ratios for Westamerica Bancorporation and its subsidiary bank, Westamerica Bank, were 11.3 percent and 10.7 percent, respectively, exceeding the 10 percent requirement to be "well capitalized" under regulatory standards.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 86 branches throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:
Westamerica Bancorporation
      Robert A. Thorson  -  SVP & Chief Financial Officer
      707-863-6840


FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2008, and Form 10-K for the year ended December 31, 2007, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                   ######

WESTAMERICA BANCORPORATION           Public Information October 15, 2008
FINANCIAL HIGHLIGHTS
September 30, 2008

1. Net Income Summary.


                                     (dollars in thousands except per-share amounts)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Net Interest Income (Fully           $48,693    $45,563      6.9%   $49,731       -2.1%  $146,407   $138,536         5.7%
      Taxable Equivalent)
 2 Provision for Credit Losses              600         75      n/m        600        0.0%     1,800        225         n/m
 3 Noninterest Income:
 4 Life Insurance Gains                       0          0      n/m          0        n/m          0        822         n/m
 5 Gain on Sale of Visa                       0          0      n/m          0        n/m      5,698          0         n/m
      Common Stock
 6 Investment Securities Losses         (41,206)         0      n/m    (18,178)       n/m    (59,384)         0         n/m
      and Impairment
 7 Other                                 13,707     14,644     -6.4%    14,335       -4.4%    41,723     43,799        -4.7%
                                     -----------------------        ------------          -----------------------
 8 Total Noninterest Income             (27,499)    14,644      n/m     (3,843)       n/m    (11,963)    44,621         n/m
 9 Noninterest Expense:
10 VISA Litigation                            0          0      n/m          0        n/m     (2,338)         0         n/m
11 Other                                 25,203     24,853      1.4%    26,337       -4.3%    76,934     74,222         3.7%
                                     -----------------------        ------------          -----------------------
12 Total Noninterest Expense             25,203     24,853      1.4%    26,337       -4.3%    74,596     74,222         0.5%
                                     -----------------------        ------------          -----------------------
13 Income Before Taxes (FTE)             (4,609)    35,279              18,951                58,048    108,710
14 Income Tax (Benefit) Provision        (4,653)    13,257      n/m      6,749        n/m     19,023     40,766       -53.3%
       (FTE)
                                     -----------------------        ------------          -----------------------
15 Net Income                               $44    $22,022      n/m    $12,202        n/m    $39,025    $67,944       -42.6%
                                     =======================        ============          =======================

16 Average Shares Outstanding            28,908     29,532     -2.1%    28,916       -0.0%    28,895     29,935        -3.5%
17 Diluted Average Shares                29,273     29,915     -2.1%    29,392       -0.4%    29,292     30,365        -3.5%
      Outstanding
18 Operating Ratios:
19   Basic Earnings Per Share             $0.00      $0.75      n/m      $0.42        n/m      $1.35      $2.27       -40.5%
20   Diluted Earnings Per Share            0.00       0.74      n/m       0.42        n/m       1.33       2.24       -40.5%
21   Return On Assets (annualized)         0.00%      1.89%               1.15%                 1.22%      1.95%
22   Return On Equity (annualized)          0.0%      21.7%               11.9%                 12.8%      22.2%
23   Net Interest Margin (FTE)             5.19%      4.34%               5.16%                 5.04%      4.37%
        (annualized)
24   Efficiency Ratio (FTE)               118.9%      41.3%               57.4%                 55.5%      40.5%

25 Dividends Paid Per Share               $0.35      $0.34      2.9%     $0.35        0.0%     $1.04      $1.02         2.0%
26 Dividend Payout Ratio                   n/m          46%                 83%                   78%        46%


2. Net Interest Income.

                                     (dollars in thousands)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)        $56,131    $64,708    -13.3%   $58,117       -3.4%  $175,058   $194,608       -10.0%
 2 Interest Expense                       7,438     19,145    -61.2%     8,386      -11.3%    28,651     56,072       -48.9%
                                     -----------------------        ------------          -----------------------
 3 Net Interest Income (FTE)            $48,693    $45,563      6.9%   $49,731       -2.1%  $146,407   $138,536         5.7%
                                     =======================        ============          =======================

 4 Average Earning Assets            $3,745,058 $4,198,859    -10.8%$3,865,110       -3.1%$3,878,972 $4,243,610        -8.6%
 5 Average Interest-Bearing           2,486,659  2,905,457    -14.4% 2,590,406       -4.0% 2,615,724  2,930,690       -10.7%
      Liabilities

 6 Yield on Earning Assets (FTE)           5.98%      6.14%               6.03%                 6.02%      6.12%
      (annualized)
 7 Cost of Funds (annualized)              0.79%      1.80%               0.87%                 0.98%      1.75%
 8 Net Interest Margin (FTE)               5.19%      4.34%               5.16%                 5.04%      4.37%
      (annualized)
 9 Interest Expense/Interest-Bearing
      Liabilities (annualized)             1.19%      2.60%               1.30%                 1.46%      2.54%
10 Net Interest Spread (FTE)               4.79%      3.54%               4.73%                 4.56%      3.58%
      (annualized)


3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Total Assets                      $4,137,232 $4,628,728    -10.6%$4,257,325       -2.8%$4,275,657 $4,670,019        -8.4%
 2 Total Earning Assets               3,745,058  4,198,859    -10.8% 3,865,110       -3.1% 3,878,972  4,243,610        -8.6%
 3 Total Loans                        2,414,317  2,514,685     -4.0% 2,439,062       -1.0% 2,443,574  2,516,939        -2.9%
 4   Commercial Loans                   597,176    625,490     -4.5%   609,082       -2.0%   607,712    622,778        -2.4%
 5   Commercial Real Estate Loans       830,001    871,225     -4.7%   843,793       -1.6%   841,391    885,172        -4.9%
 6   Consumer Loans                     987,140  1,017,970     -3.0%   986,187        0.1%   994,471  1,008,989        -1.4%
 7 Total Investment Securities        1,330,741  1,684,174    -21.0% 1,426,048       -6.7% 1,435,398  1,726,671       -16.9%
 8   Available For Sale (Market         359,220    590,749    -39.2%   433,190      -17.1%   436,592    602,009       -27.5%
        Value)
 9   Held To Maturity                   971,521  1,093,425    -11.1%   992,858       -2.1%   998,806  1,124,662       -11.2%
10       HTM Unrealized Loss at         (15,042)    (4,974)     n/m     (3,052)       n/m    (15,042)    (4,974)        n/m
            Period-End

11 Loans / Deposits                        76.5%      74.9%               76.6%                 76.8%      74.3%


WESTAMERICA BANCORPORATION           Public Information October 15, 2008
FINANCIAL HIGHLIGHTS
September 30, 2008

4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Total Deposits                    $3,154,340 $3,358,163     -6.1%$3,183,812       -0.9%$3,183,393 $3,387,591        -6.0%
 2   Noninterest Demand               1,172,953  1,254,530     -6.5% 1,186,921       -1.2% 1,186,443  1,264,147        -6.1%
 3   Interest-Bearing Transaction       539,286    566,556     -4.8%   547,574       -1.5%   544,407    576,970        -5.6%
 4   Savings                            764,535    810,213     -5.6%   763,575        0.1%   765,514    833,419        -8.1%
 5   Time greater than $100K            484,396    519,488     -6.8%   492,932       -1.7%   492,724    500,389        -1.5%
 6   Time less than $100K               193,170    207,376     -6.9%   192,810        0.2%   194,305    212,666        -8.6%
 7 Total Short-Term Borrowings          470,109    764,992    -38.5%   556,794      -15.6%   582,564    770,378       -24.4%
 8   Fed Funds Purchased                342,338    621,165    -44.9%   414,632      -17.4%   440,435    614,259       -28.3%
 9   Other Short-Term Funds             127,771    143,827    -11.2%   142,162      -10.1%   142,129    156,119        -9.0%
10 Long-Term Debt                        35,163     36,832     -4.5%    36,721       -4.2%    36,210     36,868        -1.8%
11 Shareholders' Equity                 412,133    402,016      2.5%   412,263       -0.0%   406,244    408,497        -0.6%

12 Demand Deposits / Total Deposits        37.2%      37.4%               37.3%                 37.3%      37.3%
13 Transaction & Savings Deposits /        78.5%      78.4%               78.5%                 78.4%      79.0%
      Total Deposits


5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q3'08                                  Q3'07
                                     -------------------------------   Q2'08   ----------------------------------
                                       Average    Income/  Yield */   Yield*/    Average    Income/    Yield*/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate
                                     ----------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)      $3,745,058    $56,131     5.98%      6.03%$4,198,859    $64,708       6.14%
 3   Total Loans (FTE)                2,414,317     37,853     6.24%      6.34% 2,514,685     42,310       6.68%
 4     Commercial Loans (FTE)           597,176      9,964     6.64%      6.84%   625,490     12,719       8.07%
 5     Commercial Real Estate Loans     830,001     14,516     6.96%      7.14%   871,225     15,602       7.10%
 6     Consumer Loans                   987,140     13,373     5.39%      5.36% 1,017,970     13,989       5.45%
 7   Total Investment Securities      1,330,741     18,278     5.49%      5.51% 1,684,174     22,398       5.32%
          (FTE)
 8 Interest Expense Paid
 9   Total Earning Assets             3,745,058      7,438     0.79%      0.87% 4,198,859     19,145       1.80%
10   Total Interest-Bearing           2,486,659      7,438     1.19%      1.30% 2,905,457     19,145       2.60%
        Liabilities
11   Total Interest-Bearing Deposits  1,981,387      4,960     1.00%      1.07% 2,103,633      9,966       1.88%
12     Interest-Bearing Transaction     539,286        346     0.26%      0.25%   566,556        526       0.37%
13     Savings                          764,535      1,048     0.55%      0.58%   810,213      1,649       0.81%
14     Time less than $100K             193,170      1,201     2.47%      2.82%   207,376      1,755       3.36%
15     Time greater than $100K          484,396      2,365     1.94%      2.06%   519,488      6,036       4.61%
16   Total Short-Term Borrowings        470,109      1,954     1.63%      1.77%   764,992      8,601       4.40%
17     Fed Funds Purchased              342,338      1,708     1.95%      2.12%   621,165      8,171       5.15%
18     Other Short-Term Funds           127,771        246     0.77%      0.74%   143,827        430       1.18%
19   Long-Term Debt                      35,163        524     5.96%      6.30%    36,832        578       6.28%

20 Net Interest Income and Margin (FTE)            $48,693     5.19%      5.16%              $45,563       4.34%
   * Annualized


6. Noninterest Income.


                                     (dollars in thousands except per share amounts)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Service Charges on Deposit            $7,555     $7,569     -0.2%    $7,529        0.3%   $22,379    $22,813        -1.9%
      Accounts
 2 Merchant Credit Card Income            2,611      2,808     -7.0%     2,712       -3.7%     7,903      8,024        -1.5%
 3 ATM Fees & Interchange                   756        723      4.6%       763       -0.9%     2,238      2,114         5.9%
 4 Debit Card Fees                          970        969      0.0%       978       -0.9%     2,852      2,825         0.9%
 5 Financial Services Commissions           186        383    -51.4%       274      -31.9%       689      1,057       -34.8%
 6 Mortgage Banking Income                   39         29     31.5%        27       43.4%       106         92        15.3%
 7 Trust Fees                               293        337    -13.2%       377      -22.4%       973        978        -0.6%
 8 Other Income                           1,297      1,826    -28.9%     1,675      -22.5%     4,583      5,896       -22.3%
                                     -----------------------        ------------          -----------------------
 9 Sub-total                             13,707     14,644     -6.4%    14,335       -4.4%    41,723     43,799        -4.7%
10 Life Insurance Gains                       0          0      n/m          0        n/m          0        822         n/m
11 Gain on Sale of Visa Common Stock          0          0      n/m          0        n/m      5,698          0         n/m
12 Investment Securities Losses         (41,206)         0      n/m    (18,178)       n/m    (59,384)         0         n/m
      and Impairment                 -----------------------        ------------          -----------------------

13 Total Noninterest Income            ($27,499)   $14,644      n/m    ($3,843 )      n/m   ($11,963)   $44,621         n/m
                                     =======================        ============          =======================
14 Operating Ratios:
15    Total Revenue (FTE)               $21,194    $60,207    -64.8%   $45,888      -53.8%  $134,444   $183,157       -26.6%
16    Noninterest Income / Revenue        n/m         24.3%               n/m                   n/m        24.4%
         (FTE)
17    Service Charges / Deposits           0.95%      0.89%               0.95%                 0.94%      0.90%
         (annualized)
18    Total Revenue Per Share             $2.92      $8.09    -63.9%     $6.38      -54.3%     $6.22      $8.18       -24.0%
         (annualized)


WESTAMERICA BANCORPORATION           Public Information October 15, 2008
FINANCIAL HIGHLIGHTS
September 30, 2008

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Salaries & Benefits                  $12,621    $12,587      0.3%   $13,065       -3.4%   $38,670    $37,776         2.4%
 2 Occupancy                              3,465      3,327      4.1%     3,443        0.6%    10,297      9,960         3.4%
 3 Equipment                                903      1,083    -16.6%     1,001       -9.8%     2,825      3,367       -16.1%
 4 Data Processing                        2,098      1,800     16.5%     2,105       -0.3%     6,323      4,866        29.9%
 5 Courier                                  835        854     -2.3%       824        1.2%     2,488      2,559        -2.8%
 6 Postage                                  369        404     -8.8%       390       -5.4%     1,142      1,211        -5.7%
 7 Telephone                                342        342      0.1%       346       -1.1%     1,023      1,055        -3.0%
 8 Professional Fees                        485        451      7.5%       683      -29.0%     1,704      1,355        25.7%
 9 Stationery & Supplies                    272        323    -15.8%       285       -4.7%       836        906        -7.8%
10 Loan Expense                             246        217     13.8%       233        5.9%       653        555        17.7%
11 Operational Losses                       113        228    -50.2%       196      -42.1%       494        559       -11.6%
12 Amortization of Identifiable             788        893    -11.8%       788        0.0%     2,433      2,760       -11.8%
      Intangibles
13 Other Operating                        2,666      2,344     13.7%     2,978      -10.5%     8,046      7,293        10.3%
                                     -----------------------        ------------          -----------------------
14 Sub-total                             25,203     24,853      1.4%    26,337       -4.3%    76,934     74,222         3.7%
15 VISA Litigation                            0          0      n/m          0        n/m     (2,338)         0         n/m
                                     -----------------------        ------------          -----------------------
16 Total Noninterest Expense            $25,203    $24,853      1.4%   $26,337       -4.3%   $74,596    $74,222         0.5%
                                     =======================        ============          =======================

17 Full Time Equivalent Staff               899        876      2.6%       892        0.8%       892        893        -0.1%
18 Average Assets /  Full Time           $4,602     $5,284    -12.9%    $4,773       -3.6%    $4,793     $5,230        -8.3%
      Equivalent Staff
19 Operating Ratios:
20    FTE Revenue / Full Time Equiv.        $94       $273    -65.6%      $207      -54.7%      $201       $274       -26.6%
         Staff (annualized)
21    Noninterest Expense / Earning        2.68%      2.35%               2.74%                 2.57%      2.34%
         Assets (annualized)
22    Noninterest Expense /               118.9%      41.3%               57.4%                 55.5%      40.5%
         FTE Revenues


8. Provision for Credit Losses.


                                     (dollars in thousands)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Provision for Credit Losses             $600        $75      n/m       $600        0.0%    $1,800       $225         n/m
 2 Gross Loan Losses                      1,786      1,031     73.3%     2,208      -19.1%     5,532      4,519        22.4%
 3 Net Loan Losses                        1,467        610    140.5%     1,870      -21.5%     4,209      2,617        60.8%
 4 Recoveries / Gross Loan Losses            18%        41%                 15%                   24%        42%
 5 Average Total Loans               $2,414,317 $2,514,685     -4.0%$2,439,062       -1.0%$2,443,574 $2,516,939        -2.9%
 6 Net Loan Losses / Loans                 0.24%      0.10%               0.31%                 0.23%      0.14%
         (annualized)
 7 Provision for Credit Losses /           0.10%      0.01%               0.10%                 0.10%      0.01%
      Loans (annualized)
 8 Provision for Credit Losses /           40.9%      12.3%               32.1%                 42.8%       8.6%
      Net Loan Losses


9. Credit Quality.


                                     (dollars in thousands)
                                                           9/30/08 /            9/30/08 /
                                       9/30/08    9/30/07   9/30/07   6/30/08    6/30/08    3/31/08   12/31/07    6/30/07
                                     ---------------------------------------------------------------------------------------
 1 Nonperforming Nonaccrual Loans       $12,132     $3,132    287.4%   $11,713        3.6%    $3,728     $3,164      $3,140
 2 Performing Nonaccrual Loans               73      1,695    -95.7%        28      160.5%     1,652      1,688       1,898
                                     -----------------------        ------------          ----------------------------------
 3 Total Nonaccrual Loans                12,205      4,827    152.8%    11,741        3.9%     5,380      4,852       5,038
 4 Accruing Loans 90+ Days Past Due         363        251     44.6%       254       42.9%       268        297         179
                                     -----------------------        ------------          ----------------------------------
 5 Total Nonperforming Loans             12,568      5,078    147.5%    11,995        4.8%     5,648      5,149       5,217
 6 Repossessed Collateral                   814        613     32.8%       920      -11.5%       954        613         613
 7 Total Nonperforming Loans &       -----------------------        ------------          ----------------------------------
 8     Repossessed Collateral           $13,382     $5,691    135.1%   $12,915        3.6%    $6,602     $5,762      $5,830
                                     =======================        ============          ==================================
 9 Classified Loans                     $38,070    $21,403     77.9%   $33,546       13.5%   $33,303    $24,419     $22,498
                                     =======================        ============          ==================================

10 Allowance for Loan Losses            $50,097    $52,938     -5.4%   $50,964       -1.7%   $52,234    $52,506     $53,473
11 Total Loans Outstanding            2,408,704  2,511,374     -4.1% 2,431,011       -0.9% 2,448,320  2,502,976   2,521,738
12 Total Assets                       4,089,482  4,657,016    -12.2% 4,188,868       -2.4% 4,342,302  4,558,959   4,647,069

13 Allowance for Loan Losses /             2.08%      2.11%               2.10%                 2.13%      2.10%       2.12%
      Total Loans
14 Nonperforming Loans / Total Loans       0.52%      0.20%               0.49%                 0.23%      0.21%       0.21%
15 Nonperforming Loans & Repossessed
16     Collateral/Total Assets             0.33%      0.12%               0.31%                 0.15%      0.13%       0.13%
17 Allowance/Nonperforming Loans            399%      1042%                425%                  925%      1020%       1025%
18 Allowance for Loan Losses /              132%       247%                152%                  157%       215%        238%
      Classified Loans
19 Classified Loans /
20   (Equity + Allowance for                8.5%       4.7%                7.3%                  7.4%       5.5%        4.9%
        Loan Losses)


WESTAMERICA BANCORPORATION           Public Information October 15, 2008
FINANCIAL HIGHLIGHTS
September 30, 2008

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           9/30/08 /            9/30/08 /
                                       9/30/08    9/30/07   9/30/07   6/30/08    6/30/08    3/31/08   12/31/07    6/30/07
                                     ---------------------------------------------------------------------------------------
 1 Shareholders' Equity                $399,128   $403,651     -1.1%  $410,445       -2.8%  $399,109   $394,603    $407,982
 2 Tier I Regulatory Capital            278,117    283,015     -1.7%   290,864       -4.4%   283,768    278,970     286,818
 3 Total Regulatory Capital             314,023    322,598     -2.7%   327,631       -4.2%   321,819    318,089     326,582

 4 Total Assets                       4,089,482  4,657,016    -12.2% 4,188,868       -2.4% 4,342,302  4,558,959   4,647,069
 5 Risk-Adjusted Assets               2,790,304  3,017,668     -7.5% 2,845,553       -1.9% 2,914,007  2,986,737   3,014,947

 6 Shareholders' Equity /                  9.76%      8.67%               9.80%                 9.19%      8.66%       8.78%
      Total Assets
 7 Shareholders' Equity / Total Loans     16.57%     16.07%              16.88%                16.30%     15.77%      16.18%

 8 Tier I Capital /Total Assets            6.80%      6.08%               6.94%                 6.53%      6.12%       6.17%
 9 Tier I Capital  /                       9.97%      9.38%              10.22%                 9.74%      9.33%       9.51%
   tal  / Risk-Adjusted Assets
10 Total Capital / Risk-Adjusted          11.25%     10.69%              11.51%                11.04%     10.64%      10.83%
      Assets
11 Tangible Equity Ratio                   6.62%      5.82%               6.71%                 6.18%      5.76%       5.91%
12 Shares Outstanding                    28,895     29,378     -1.6%    28,889        0.0%    28,772     29,018      29,732
13 Book Value Per Share                  $13.81     $13.74      0.5%    $14.21       -2.8%    $13.87     $13.60      $13.72
14 Market Value Per Share                $57.53     $49.81     15.5%    $52.59        9.4%    $52.60     $44.55      $44.24


15 Share Repurchase Programs


                                     (shares in thousands)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
16 Total Shares Repurchased /               108        492    -78.1%       172      -37.3%       703      1,396       -49.6%
      Canceled
17   Average Repurchase Price            $50.10     $43.90     14.1%    $54.89       -8.7%    $49.81     $46.63         6.8%
18 Net Shares (Issued) Repurchased           (6)       354      n/m       (117)       n/m        123      1,169       -89.5%


11.Period-End Balance Sheets.


                                     (unaudited, dollars in thousands)
                                                           9/30/08 /            9/30/08 /
                                       9/30/08    9/30/07   9/30/07   6/30/08    6/30/08    3/31/08   12/31/07    6/30/07
 1 Assets:
 2   Cash and Money Market Assets      $142,678   $219,960    -35.1%  $134,432        6.1%  $139,957   $210,097    $164,390

 3   Investment Securities Available    304,871    570,086    -46.5%   391,028      -22.0%   477,686    532,821     582,959
        For Sale
 4   Investment Securities Held         962,621  1,081,009    -11.0%   978,298       -1.6% 1,016,613  1,045,288   1,104,132
     to Maturity
 5   Loans, gross                     2,408,704  2,511,374     -4.1% 2,431,011       -0.9% 2,448,320  2,502,976   2,521,738
 6   Allowance For Loan Losses          (50,097)   (52,938)    -5.4%   (50,964)      -1.7%   (52,234)   (52,506)    (53,473)
                                     -----------------------        ------------          ----------------------------------
 7   Loans, net                       2,358,607  2,458,436     -4.1% 2,380,047       -0.9% 2,396,086  2,450,470   2,468,265
                                     -----------------------        ------------          ----------------------------------

 8   Premises and Equipment              26,789     28,666     -6.5%    27,460       -2.4%    28,031     28,380      29,169
 9   Identifiable Intangible Assets      15,996     19,322    -17.2%    16,784       -4.7%    17,571     18,429      20,215
10   Goodwill                           121,702    121,719     -0.0%   121,719       -0.0%   121,719    121,719     121,719
11   Interest Receivable and            156,218    157,818     -1.0%   139,100       12.3%   144,639    151,755     156,220
     Interest Receivable and         -----------------------        ------------          ----------------------------------

12 Total Assets                      $4,089,482 $4,657,016    -12.2%$4,188,868       -2.4%$4,342,302 $4,558,959  $4,647,069
                                     =======================        ============          ==================================

13 Liabilities and Shareholders' Equity:
14   Deposits:
15     Noninterest Bearing           $1,173,852 $1,251,572     -6.2%$1,195,004       -1.8%$1,202,165 $1,245,500  $1,266,941
16     Interest-Bearing Transaction     518,944    549,263     -5.5%   527,109       -1.5%   542,468    544,411     554,036
17     Savings                          751,512    806,797     -6.9%   754,677       -0.4%   749,471    760,006     809,791
18     Time                             685,480    732,582     -6.4%   686,702       -0.2%   700,534    714,873     704,264
                                     -----------------------        ------------          ----------------------------------
19   Total Deposits                   3,129,788  3,340,214     -6.3% 3,163,492       -1.1% 3,194,638  3,264,790   3,335,032
                                     -----------------------        ------------          ----------------------------------

20   Short-Term Borrowed Funds          487,973    815,101    -40.1%   514,131       -5.1%   635,264    798,599     809,261
21   Debt Financing and Notes Payable    26,665     36,809    -27.6%    36,699      -27.3%    36,736     36,773      36,846
22   Liability For Interest, Taxes       45,928     61,241    -25.0%    64,101      -28.4%    76,555     64,194      57,948
        and Other
                                     -----------------------        ------------          ----------------------------------
23 Total Liabilities                  3,690,354  4,253,365    -13.2% 3,778,423       -2.3% 3,943,193  4,164,356   4,239,087
                                     -----------------------        ------------          ----------------------------------
24 Shareholders' Equity:
25   Paid-In Capital                   $354,537   $337,627      5.0%  $351,157        1.0%  $339,468   $337,201    $338,290
26   Accumulated Other Comprehensive
27         Income (Loss)                    551       (412)    n/m       1,074      -48.7%    (3,954)    (4,520)       (777)
28   Retained Earnings                   44,040     66,436    -33.7%    58,214      -24.3%    63,595     61,922      70,469
                                     -----------------------        ------------          ----------------------------------
29 Total Shareholders' Equity           399,128    403,651     -1.1%   410,445       -2.8%   399,109    394,603     407,982
                                     -----------------------        ------------          ----------------------------------
30 Total Liabilities and             $4,089,482 $4,657,016    -12.2%$4,188,868       -2.4%$4,342,302 $4,558,959  $4,647,069
      Shareholders' Equity           =======================        ============          ==================================




WESTAMERICA BANCORPORATION           Public Information October 15, 2008
FINANCIAL HIGHLIGHTS
September 30, 2008

12.Income Statements.


                                     (unaudited, dollars in thousands, except per-share amounts)
                                                            Q3'08 /              Q3'08 /                        9/30'08YTD /
                                        Q3'08      Q3'07     Q3'07     Q2'08      Q2'08   9/30'08YTD 9/30'07YTD  9/30'07YTD
                                     ---------------------------------------------------------------------------------------
 1 Interest and Fee Income:
 2   Loans                              $36,710    $41,134    -10.8%   $37,274       -1.5%  $112,716   $122,027        -7.6%
 3   Money Market Assets and                  1          2      n/m          1        n/m          3          5         n/m
        Funds Sold
 4   Investment Securities                4,041      6,713    -39.8%     4,942      -18.2%    14,784     20,676       -28.5%
        Available For Sale
 5   Investment Securities               10,223     11,448    -10.7%    10,438       -2.1%    31,521     35,303       -10.7%
        Held to Maturity             -----------------------        ------------          -----------------------

 6 Total Interest Income                 50,975     59,297    -14.0%    52,655       -3.2%   159,024    178,011       -10.7%
                                     -----------------------        ------------          -----------------------
 7 Interest Expense:
 8   Transaction Deposits                   346        526    -34.2%       347       -0.3%     1,145      1,577       -27.4%
 9   Savings Deposits                     1,048      1,649    -36.5%     1,105       -5.2%     3,482      4,509       -22.8%
10   Time Deposits                        3,566      7,791    -54.2%     3,873       -7.9%    12,984     22,637       -42.6%
11   Short-Term Borrowed Funds            1,954      8,601    -77.3%     2,483      -21.3%     9,360     25,614       -63.5%
12   Debt Financing and Notes Payable       524        578     -9.4%       578       -9.4%     1,680      1,735        -3.1%
                                     -----------------------        ------------          -----------------------
13 Total Interest Expense                 7,438     19,145    -61.2%     8,386      -11.3%    28,651     56,072       -48.9%
                                     -----------------------        ------------          -----------------------
14 Net Interest Income                   43,537     40,152      8.4%    44,269       -1.7%   130,373    121,939         6.9%
                                     -----------------------        ------------          -----------------------
15 Provision for Credit Losses              600         75      n/m        600        0.0%     1,800        225         n/m
                                     -----------------------        ------------          -----------------------
16 Noninterest Income:
17   Service Charges on Deposit           7,555      7,569     -0.2%     7,529        0.3%    22,379     22,813        -1.9%
        Accounts
18   Merchant Credit Card                 2,611      2,808     -7.0%     2,712       -3.7%     7,903      8,024        -1.5%
19   ATM Fees & Interchange                 756        723      4.6%       763       -0.9%     2,238      2,114         5.9%
20   Debit Card Fees                        970        969      0.0%       978       -0.9%     2,852      2,825         0.9%
21   Financial Services Commissions         186        383    -51.4%       274      -31.9%       689      1,057       -34.8%
22   Mortgage Banking                        39         29     31.5%        27       43.4%       106         92        15.3%
23   Trust Fees                             293        337    -13.2%       377      -22.4%       973        978        -0.6%
24   Life Insurance Gains                     0          0      n/m          0        n/m          0        822         n/m
25   Gain on Sale of Visa                     0          0      n/m          0        n/m      5,698          0         n/m
        Common Stock
26   Investment Securities Losses       (41,206)         0      n/m    (18,178)       n/m    (59,384)         0         n/m
        and Impairment
27   Other                                1,297      1,826    -28.9%     1,675      -22.5%     4,583      5,896       -22.3%
                                     -----------------------        ------------          -----------------------
28 Total Noninterest Income             (27,499)    14,644      n/m     (3,843)       n/m    (11,963)    44,621         n/m
                                     -----------------------        ------------          -----------------------
29 Noninterest Expense:
30   Salaries and Related Benefits       12,621     12,587      0.3%    13,065       -3.4%    38,670     37,776         2.4%
31   Occupancy                            3,465      3,327      4.1%     3,443        0.6%    10,297      9,960         3.4%
32   Equipment                              903      1,083    -16.6%     1,001       -9.8%     2,825      3,367       -16.1%
33   Data Processing                      2,098      1,800     16.5%     2,105       -0.3%     6,323      4,866        29.9%
34   Professional Fees                      485        451      7.5%       683      -29.0%     1,704      1,355        25.7%
35   VISA Litigation                          0          0      n/m          0        n/m     (2,338)         0         n/m
36   Other                                5,631      5,605      0.5%     6,040       -6.8%    17,115     16,898         1.3%
                                     -----------------------        ------------          -----------------------
37 Total Noninterest Expense             25,203     24,853      1.4%    26,337       -4.3%    74,596     74,222         0.5%
                                     -----------------------        ------------          -----------------------
38 Income Before Income Taxes            (9,765)    29,868      n/m     13,489        n/m     42,014     92,113       -54.4%
39 Income Tax (Benefit) Provision        (9,809)     7,846      n/m      1,287        n/m      2,989     24,169       -87.6%
                                     -----------------------        ------------          -----------------------
40 Net Income                               $44    $22,022      n/m    $12,202        n/m    $39,025    $67,944       -42.6%
                                     =======================        ============          =======================

41 Average Shares Outstanding            28,908     29,532     -2.1%    28,916       -0.0%    28,895     29,935        -3.5%
42 Diluted Average Shares Outstanding    29,273     29,915     -2.1%    29,392       -0.4%    29,292     30,365        -3.5%

43 Per Share Data:
44   Basic Earnings                       $0.00      $0.75      n/m      $0.42        n/m      $1.35      $2.27       -40.5%
45   Diluted Earnings                      0.00       0.74      n/m       0.42        n/m       1.33       2.24       -40.5%
46   Dividends Paid                        0.35       0.34      2.9%      0.35        0.0%      1.04       1.02         2.0%
